UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2019

JanOne Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-19621	41-1454591
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Warm Springs Road, Suite 102 Las Vegas, NV 89119
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (702) 997-5968

                                          Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	JAN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 4, 2019, JanOne Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) to vote on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on October 2, 2019 and the revised definitive proxy soliciting materials filed with the SEC on October 18, 2019 (collectively, the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring on the date of the Annual Meeting in 2020 or until their respective successors are duly elected and qualified:

	Votes
Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Tony Isaac	4,560,301	11,547	701,640
Eric Bolling	4,561,171	10,692	701,640
Richard D. Butler, Jr.	4,562,368	9,495	701,640
Dennis (De) Gao	4,558,380	13,483	701,640
Nael Hajjar	4,560,258	11,605	701,640

Proposal No. 2 – Advisory Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes
For	Against	Abstain	Broker Non-Votes
4,548,673	17,775	5,415	701,640

Proposal No. 3 – Ratification of Independent Accounting Firm

The Company’s stockholders ratified the appointment of WSRP as the Company’s independent registered public accounting firm for fiscal 2019.

Votes
For	Against	Abstain
5,258,299	5,758	9,446

Proposal No. 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s stockholders voted, in a non-binding advisory vote, on whether a stockholder vote to approve the compensation paid to the Company’s named executive officers should occur every one, two, or three years as set forth below.

1 Year	2 Years	3 Years	Abstentions
100,160	5,455	4,461,394	4,854

In light of this vote, the Company intends to include an advisory stockholder vote to approve the compensation paid to its named executive officers every three years until the next required vote on the frequency of stockholder votes on the compensation of named executive officers. The Company is required to hold a vote on frequency every six years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JANONE INC.

By: /s/ Tony Isaac
Name: Tony Isaac
Title: Chief Executive Officer

Dated: November 5, 2019

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